UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

3DICON CORPORATION

(Name of Registrant as Specified In Its Charter)

Copies to:

Gregory Sichenzia, Esq.

Jay Yamamoto, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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3DICON CORPORATION

6804 SOUTH CANTON AVENUE, SUITE 150

TULSA, OK 74136

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

To our Stockholders:

This notice and information statement (this “Information Statement”) is being furnished to the stockholders of 3DIcon Corporation., an Oklahoma corporation (“3DIcon” or the “Company”), in connection with an action taken by the written consent in lieu of a meeting (the “Written Consent”) of the Majority Stockholders (as defined below) to authorize the Company’s Board of Directors (the “Board”) to amend the Company’s Certificate of Incorporation (i) to change the Company’s name to “The Coretec Group Inc.” (the “Name Change”) and thereafter change the Company’s trading symbol to a trading symbol resembling the name of the Company following the name change (the “Symbol Change”) and (ii) to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.0002 per share, at a ratio of between 1-for-50 and up to 1-for-300, with the ratio within such range to be determined by the Board in its sole discretion. The Name Change, Symbol Change and Reverse Stock Split are hereafter referred to collectively as the “Corporate Actions.” This Information Statement describes, in more detail, the Corporate Actions being taken and the circumstances surrounding the recommendation of the Corporate Actions.

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule C thereunder, this Information Statement is being circulated solely for the purpose of informing our stockholders of the action taken by the Written Consent before it becomes effective. This Information Statement will be mailed on or about March 17, 2017 (the “Mailing Date”) to the holders of record of shares of the Company’s capital stock as of the close of business on February 21, 2017, the date that the Majority Stockholders executed the Written Consent (the “Record Date”). Pursuant to Rule 14c-2 of the Exchange Act, such action will not be effective until at least 20 days after the Mailing Date of this Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Victor Keen	/s/ Simon Calton
Victor Keen	Simon Calton
Co-Chairman	Co-Chairman

3DICON CORPORATION

6804 SOUTH CANTON AVENUE, SUITE 150

TULSA, OK 74136

March 7, 2017

INFORMATION STATEMENT

General Information

In this Information Statement we refer to 3DIcon Corporation, a, Oklahoma corporation, as the “Company,” “we,” “us,” “our” or “3DIcon”

This Information Statement is furnished in connection with the approval of the Corporate Actions by Written Consent of the Majority Stockholders of 3DIcon. The Corporates Actions to be taken by the Written Consent will not become effective until at least 20 days after the Information Statement is sent or given to our stockholders in accordance with the requirements of the rules of the Exchange Act.

Pursuant to the Written Consent, the Majority Stockholders authorized the Board to amend its Certificate of Incorporation to (i) change the name of the Company to “The Coretec Group Inc.” and thereafter change its trading symbol to a trading symbol resembling the name of the Company following the Name Change and (ii) to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.0002 per share, at a ratio of between 1-for-50 and up to 1-for-300, with the ratio within such range to be determined by the Board in its sole discretion.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished pursuant to the Exchange Act to notify the Company's stockholders as of the Record Date of the Corporate Actions to be taken pursuant to the Written Consent of the Majority Stockholders. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Corporate Actions as early as possible to accomplish the purposes hereafter described, the Board elected to seek the Written Consent of the Majority Stockholders to reduce the costs and implement the Corporate Actions in a timely manner.

The Majority Stockholders voted in favor of the Corporate Actions for the reasons and circumstances outlined in this Information Statement.

 Who is Entitled to Notice?

Each holder of outstanding shares of the Company’s voting securities on the Record Date will be entitled to notice of the Corporate Actions to be taken pursuant to the Written Consent.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Corporate Action consists of the vote of the holders the Company’s outstanding common stock and Series B Preferred Stock as of the Record Date.

The Company’s certificate of incorporation, including all amendments thereto (the “Certificate of Incorporation”), provides for 1,525,000,000 shares of capital stock consisting of (i) 1,500,000,000 shares of common stock, par value $0.0002 per share (the “Common Stock”),(ii) 25,000,000 shares of “blank check” preferred stock, par value $0.0002 per share (the “Preferred Stock”), of which 500,000 shares of Preferred Stock are designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and 6,600,000 shares have been designated as Series B Convertible Preferred Stock, par value $0.0002 per share (the “Series B Preferred Stock”).

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As of the Record Date, the number of shares issued and outstanding were 1,481,754,533 shares of Common Stock, 345,000 shares of Series A Preferred Stock and 6,558,345 shares of Series B Preferred Stock.

Each share of Common Stock entitles its holder to one vote per share on each matter submitted to the Company’s stockholders, including the Corporate Actions.

The holders of Series A Preferred Stock have no voting rights, except as otherwise provided by law.

Each share of Series B Preferred Stock entitles its holder to such number of shares into which each share of Series B Preferred Stock can be converted, whether or not such shares are available for issuance, as provided by the Certificate of Designation of the Series B Preferred Stock (the “Certificate of Designation”).

With respect to the Corporate Actions contemplated herein, the Certificate of Designation provides holders of Series B Preferred Stock with the power to vote on an as-converted basis. Pursuant to the Certificate of Designation, each holder of shares of Series B Preferred Stock is entitled to one thousand nine hundred fourteen (1,914) votes per share of Preferred Stock voting together as a single class with the holders of shares of Common Stock.

What Vote is Required to Approve the Proposal?

The approval of the Corporation Actions set forth herein requires the affirmative vote or written consent of the holders of at least a majority of the voting power of the Company’s outstanding Common Stock and Series B Preferred Stock voting together as a single class (the “Majority Stockholders”).

The authority of our stockholders to take action by written consent, in lieu of a meeting, is provided by Section 18-1073 of the Oklahoma General Corporation Act (the “Oklahoma Act”) , which provides that any action required to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If the Corporate Actions were not adopted by majority written consent pursuant to Section 18-1073, such action would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Corporate Actions.

What Should I Do with My Stock Certificates?

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Please see the discussion entitled “Procedures for Exchanging Stock Certificates; Letters of Transmittal.” herein for more information.

NO MEETING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes in connection with the Corporate Actions. On February 21, 2017, our Board and Majority Stockholders approved the Corporate Actions. The Majority Stockholders by Written Consent that have approved the Corporate Actions collectively hold a majority of the voting power of the Company’s outstanding capital stock and, accordingly, such stockholders have sufficient voting rights to approve the Corporate Actions. Under Oklahoma law and the terms of our Certificate of Incorporation and Bylaws, this consent is sufficient to authorize and approve each of the Corporate Actions.

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There will be no meeting of stockholders and none is required under Oklahoma law because the Corporate Actions have been approved by the Majority Stockholders by Written Consent. Section 18-1073(F) of the Oklahoma Act requires that the Company provide prompt notice of the Corporate Actions to stockholders of record who have not consented in writing to the Corporate Actions. Section 14(c) of the Exchange Act requires that the Company provide this Information Statement to such stockholders at least 20 days prior to the earliest date on which the Corporate Actions may be taken. This Information Statement constitutes the required notice under both Oklahoma law and the Exchange Act.

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NAME CHANGE AND SYMBOL CHANGE

TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO
“THE CORETEC GROUP INC.” AND THEREAFTER CHANGE ITS TRADING SYMBOL TO A
TRADING SYMBOL RESEMBLING THE NAME OF THE COMPANY FOLLOWING THE NAME CHANGE

General

Our Board and Majority Stockholders have approved an amendment to our Certificate of Incorporation to change our name from “3DIcon Corporation” to “The Coretec Group Inc.” Our Board and Majority Stockholders have also authorized a change to our trading symbol to a trading symbol resembling the Company name following the Name Change. The certificate of amendment to our Certificate of Incorporation (the “Name Change Amendment”) is attached hereto as Exhibit A. The Name Change will become effective upon the filing of the Name Change Amendment with the Secretary of State of the State of Oklahoma, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20) day following the Mailing Date of this Information Statement to our Stockholders. Following the Name Change, the Company expects, subject to regulatory approval, to change its trading symbol to reflect the Name Change.

Reasons for Name Change and Symbol Change

Our Board and Majority Stockholders believe that the Name Change and Symbol Change is in the best interests of the Company and our stockholders to better reflect our business focus.

Effect of Name Change

The voting and other rights that accompany our Common Stock and Preferred Stock will not be affected by the Name Change. However, both our trading symbol, which is “TDCP”, and our CUSIP number will change as a result of the Name Change.

Authorization of Name Change

On February 21, 2017, the Board unanimously approved the proposal to seek stockholder approval and authorization to amend our Certificate of Incorporation to change the name of the Company to “The Coretec Group Inc.” and thereafter change our trading symbol to a trading symbol resembling the name of the Company following the Name Change. The Board approved the proposal because it believes that it is in the best interests of the Company and its stockholders to make this change for various reasons discussed in this Information Statement, including increased investment opportunities and greater access to capital through flexible financing activities.

On February 21, 2017, the Majority Stockholders adopted resolutions by Written Consent authorizing the Board to undertake the Name Change. This Name Change will become effective immediately upon the Company’s filing of the Name Change Amendment with the Secretary of State of the State of Oklahoma. The Name Change Amendment is expected to be filed on or about April 7, 2017, which is 20 days after the date of mailing of this Information Statement.

Anticipated Time-Line

As discussed, the Company expects to file its Name Change Amendment with the Secretary of State of the State of Oklahoma approximately 20 days after this Information Statement is mailed to the stockholders. Following effectiveness of the Name Change, the Company will effect the Symbol Change and obtain a new CUSIP.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU ABOUT THE AUTHORIZATION OF EFFECTUATING THE NAME CHANGE AND A REVERSE STOCK SPLIT OF THE COMPANY.

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REVERSE STOCK SPLIT

TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING SHARES OF COMMON STOCK
AT A RATIO OF BETWEEN 1-FOR-50 AND UP TO 1-FOR-300, WITH THE RATIO WITHIN SUCH
RANGE TO BE DETERMINED BY THE BOARD IN ITS SOLE DISCRETION

General

On February 21, 2017 (the “Record Date”), the Board of Directors unanimously approved, and the Majority Stockholders, as of the Record Date, approved by written consent pursuant to Section 18-1073 of the Oklahoma Act, to permit our Board of Directors, in its sole discretion, to effectuate one or more consolidations of the issued and outstanding shares of common stock at some future date no later than the first anniversary of the Record Date, pursuant to which the shares of common stock would be combined and reclassified into one validly issued- fully paid and non-assessable share of common stock at a ratio (the “Reverse Split Ratio”) within the range of 1-for-50 and up to 1-for-300 (the “Reverse Split Range”), with each stockholder otherwise entitled to receive a fractional share of common stock as a result of the Reverse Stock Split.  Since we have  the necessary authorization for the Reverse Stock Split as required by Section 18-1073 of the Oklahoma Act, we are not soliciting any votes or consents of any other stockholder of the Company with regard to the Reverse Stock Split.  If effectuating a Reverse Stock Split pursuant to the minimum stated Reverse Split Ratio, each 50 shares of our issued and outstanding common stock will be automatically converted into 1 share of common stock. If effectuating a Reverse Stock Split pursuant to the maximum stated Reverse Split Ratio, each 300 shares of our issued and outstanding common stock will be automatically converted into 1 share of common stock.

Purpose for Reverse Stock Split

The Board has the sole discretion to implement the Reverse Stock Split within a range of between 1-for-50 and up to 1-for-300. The Board believes that approval of a range of ratios (as opposed to approval of a specified ratio) provides the Board with maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders.

The Board believes that the Reverse Stock Split will cause the per share market price of our Common Stock to increase and such resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater confidence amongst our investors. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks.

The Board believes that the Reverse Stock Split will provide the Board with flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on October 6, 2016, the Company entered into and closed a Share Exchange Agreement dated May 31, 2016 (the “Share Exchange Agreement”) by and between the Company and Coretec Industries, LLC, a North Carolina limited liability company (“Coretec”), pursuant to which the Company agreed to effect a corporate action that has the effect of allowing the Company to issue all Common Stock into which the Series B Preferred issued in connection with the Share Exchange Agreement may be converted (the “Capitalization Obligation”). As the Board believed, at the time of the closing of the Share Exchange Agreement and continues to believe, that the Company’s combination with Coretec provides significant opportunities to increase shareholder value, the Board believes that the Reverse Stock Split is in the best interest of the Company because the Reverse Stock Split will satisfy the Capitalization Obligation.

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Risks Associated with the Reverse Stock Split

As noted above, a purpose of the Reverse Stock Split is to increase the per share market price of our Common Stock which may in turn increase our liquidity and attract increased investments from new investors. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions and prospects for future success.

As noted, our Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Anticipated Time-Line

The actual timing for implementation of the Reverse Stock Split will be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders, but will be at least twenty (20) calendar days after the distribution of this Information Statement to our stockholders and no later than the first anniversary of the Record Date. Notwithstanding the approval of the Reverse Stock Split by the Majority Stockholders, the Board will have the sole authority to elect whether or not and when to amend our Certificate of Incorporation to effect the Reverse Stock Split. Following the twenty (20) calendar day period after the distribution of this Information Statement to our stockholders and no later than the first anniversary of the Record Date, the Board will make a determination as to whether effecting one or more Reverse Stock Splits is in the best interests of the Company and our stockholders in light of, among other things, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split.

The Reverse Stock Split will become effective, if at all, on the date of filing an amendment to our Certificate of Incorporation effecting the Reverse Stock Split and Authorized Share Reduction with the Secretary of State of the State of Oklahoma, which is expected to occur, if at all, no later than February 21, 2018, and after the filing of documentation with the Financial Industry Regulatory Authority (“FINRA”) and our stock transfer agent. After the Reverse Stock Split becomes effective, our Common Stock will have a new CUSIP number, which is a number used to identify our equity securities.

Reverse Stock Split Amendment

In the event our Board of Directors determines to effectuate one or more Reverse Stock Splits, we will publicly announce each effective date of each Reverse Stock Split and each final ratio of each split. Each Reverse Stock Split will then be effectuated by the filing of a certificate of amendment (“Reverse Split Amendment”) with the Secretary of State of the State of Oklahoma. On the effective date of each Reverse Split Amendment, every share of issued and outstanding Common Stock (the “Old Common Stock”) prior to each effective date of each Reverse Stock Split will be reclassified and converted into one validly issued, fully paid and non-assessable share of Common Stock (the “New Common Stock”). Each certificate representing shares of Old Common Stock will thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby. No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split.  Accordingly, each Company stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.

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The Reverse Split Amendment approved by the Board of Directors and Majority Stockholders, as of the Record Date,  in order to effect one or more Reverse Stock Split at some future date as determined by the Board of Directors in its sole discretion in substantially the form set forth below:

"Effective as of the opening of business on [*] (the “Effective Date”), each [*] ([*]) shares of the Corporation’s Common Stock, par value $0.0002 per share, issued and outstanding as of the Effective Date shall be converted and reclassified into one (1) share of the Corporation’s Common Stock, par value $0.0002 per share.

No fractional shares of the Corporation's Common Stock shall be issued. A holder of fractional shares at the Effective Date who would otherwise be entitled to a fraction of a share of Common Stock shall, in lieu thereof, be entitled to receive an additional full share of Common Stock.”

The Reverse Stock Split will not change the number of authorized shares of common stock, Series A Preferred and Series B Preferred of the Company.  However, as a result of the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced. Other than outstanding derivative securities of the Company that may be exercised or converted into Common Stock, we currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions.  However, in the future we may consider issuing additional shares.

Potential Effects Of The Reverse Stock Split

We will obtain a new CUSIP number for our common stock at the time of the Reverse Stock Split.  The principal effects of the Reverse Stock Split, if implemented, will be that:

•	The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except for any changes resulting from the elimination of fractional shares as described below. The number of issued and outstanding shares of Company common stock will be reduced proportionately based on the Reverse Split Ratio selected by our Board of Directors in their sole discretion on some future date. No fractional shares of our common stock will be issued to our stockholders in connection with the Reverse Stock Split. As described below, each Company stockholder who would otherwise be entitled to receive a fractional share of common stock in connection with the Reverse Stock Split will receive one full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof. While the intent is for the Reverse Stock Split to affect all of our stockholders uniformly, the process of rounding up when any of our stockholders owns a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in the Company.

•	There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

•	The Reverse Stock Split will not change the number of authorized shares of common stock of the Company.

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•	As a result of the effectiveness of the Reverse Stock Split, the number of issued and outstanding shares of our common stock outstanding prior to the split will be reduced. The Reverse Stock Split may trigger the automatic conversion of our Series A Preferred and Series B Preferred as set forth in our certificate of designations, respectively. The Reverse Stock Split will become effective at the Effective Time which occurs when the Reverse Stock Split Amendment is filed with the Secretary of State of the State of Oklahoma following date at which our Board of Directors in their sole discretion determines to effectuate the Reverse Stock Split. Other than outstanding derivative securities of the Company that may be exercised or converted into Common Stock we currently have no plans, agreements, proposals, arrangements, or understandings for the issuance of additional shares of common stock for any purpose, including future acquisitions or financing transactions. However, in the future we may consider issuing additional shares.

•	Each share of our common stock issued and outstanding following the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to one share of our common stock issued and outstanding prior to the Reverse Stock Split. The shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

•	Pursuant to the Reverse Stock Split, the par value of our common stock will remain $0.0002 per share.

•	Our common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act as we will continue to be subject to the Exchange Act’s periodic reporting requirements.

Fractional Shares

In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock to our stockholders who would otherwise be entitled to receive fractional shares in connection with the Reverse Stock Split, no fractional shares of our common stock will be issued to stockholders in connection with the Reverse Stock Split.  Each Company stockholder who would otherwise be entitled to receive a fractional share of our common stock in connection with the Reverse Stock Split will receive one (1) full share of common stock in lieu of the Company issuing such fractional share or paying cash in respect thereof.   We cannot calculate at this time the number of whole shares that will be issued in lieu of fractional shares as a result of the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the per share par value of our Common Stock, which will remain at $0.0002. As a result of the Reverse Stock Split, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ deficit, in the aggregate, will remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. Basic earnings per share data will be adjusted for the changes for all periods presented, with disclosure of such action in the year of change.

The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

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This discussion is included for general information purposes only, applies only to holders that are U.S. persons, and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, regulated investment companies, personal holding companies, partnerships, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

No gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares will be the same as the aggregate tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.  A stockholder’s holding period in the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split.

Potential Anti-Takeover Effects of Amendment

Release No. 34-15230 (October 13, 1978) of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  The Reverse Stock Split could have an anti-takeover effect because the authorized shares are not being reduced by the reverse stock split, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult than if the authorized shares were also reduced by a reverse stock split.  For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. However, the Reverse Stock Split has been effected to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. Although the remainder of significant amounts of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split proposal is not being undertaken in response to any effort of which our Board of Directors is aware to accumulate shares of our common stock or obtain control of the Company.

Our Certificate of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management.  According to our Bylaws and Certificate of Incorporation, neither the holders of the Company’s common stock nor the holders of the Company’s preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s Board of Directors or for a third party to obtain control of the Company by replacing its Board of Directors.  In addition, our Board of Directors may issue, 25,000,000 shares of undesignated capital stock, par value $0.0002 per share, in one or more series. Any currently undesignated preferred stock issued in the future may rank senior to our common stock, Series A Preferred and Series B Preferred with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both. In addition, any such shares of undesignated stock may have series voting rights. The issuance of undesignated preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Procedures for Exchanging Stock Certificates; Letters of Transmittal.

YOU SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S). YOU SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO IN A LETTER OF TRANSMITTAL THAT WILL BE DELIVERED TO YOU AFTER THE EFFECTIVE DATE.

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We anticipate that the Reverse Stock Split will become effective on or around April 7, 2017, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock.

Our transfer agent, Continental Stock Transfer & Trust, will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of Common Stock are asked to surrender to the Exchange Agent stock certificates representing pre-Reverse Stock Split shares of Common Stock in exchange for stock certificates representing post-Reverse Stock Split shares of Common Stock in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new stock certificates will be issued to a Stockholder until such Stockholder has surrendered the outstanding stock certificate(s) held by such Stockholder, together with a properly completed and executed letter of transmittal.

Further, prior to filing the amendment to the Certificate of Incorporation reflecting the Reverse Stock Split, we must first notify the Financial Industry Regulatory Authority by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to our anticipated Effective Date, for the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING SHAREHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED IN ACCORDANCE WITH THE SELECTED RATIO.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.  As of the Record Date, we had a total of 1,481,754,533 shares of common stock outstanding, 345,000 shares of Series A Preferred Stock outstanding and 6,558,345 shares of Series B Preferred Stock outstanding.

The following table sets forth: (a) the names and addresses of each beneficial owner of more than five percent of our common stock known to us, the number of shares of common stock beneficially owned by each such person, and the percent of our common stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock beneficially owned, and the percentage of our common stock so owned, by each such person, and by all of our directors and executive officers as a group. Unless otherwise indicated, the business address of each of our directors and executive offices is c/o 3DIcon Corporation, 6804 South Canton Avenue, Suite 150, Tulsa, Oklahoma 74136. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Class of Stock	Percentage Outstanding(2)
Victor Keen (3)	2,836,669,762	Common	20.28%

Ronald Robinson (4)	164,388,120	Common	1.18%

Simon Calton (5)	2,722,303,254	Common	19.53%

Dennis Anderson (6)	3,007,062,432	Common	21.57%

Ronald Dombrowski (7)	1,093,475,856	Common	7.84%

Doug Freitag (8)	90,515,606	Common	*

All directors and executive officers as a group (6 person)	10,417,871,676	Common	70.89%

5% Owners
Carlton James North Dakota Ltd (9)	2,278,077,252	Common	16.34%

* Less than 1%

(1)	Number of Shares Beneficially Owned assumes the conversion of all Series B Preferred shares into common stock. However, as of the date of this Report, the Company does not have sufficient authorized share of common stock to issue share into which the Series B Preferred are convertible. As contemplated by the Share Exchange Agreement, all holders of Series B Preferred have agreed to convert their shares into common stock upon the effectuation of any corporation capitalization action that would allow for such issuances.

(2)	Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of the date of this report, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Furthermore, the percentages set forth in this column are based on 13,941,616,119 shares of TDCP common stock projected to be issued and outstanding after the capital adjustment contemplated by the Share Exchange and upon conversion of all Series B Preferred shares outstanding into 12,552,671,663 shares of TDCP common stock and after the capitalization of the Company allows for such issuances.

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(3)	Represents 3,020,152 shares owned by Mr. Keen and (i) 11,078,538 shares of common stock issuable upon exercise of vested options to purchase 11,078,538 shares of common stock at a weighted average of $0.09 per share; (ii) 19,000,000 shares of common stock issuable upon conversion of a 265,000 shares of Series A convertible Preferred stock; (iii) 13,250,000 shares of common stock issuable upon exercise of warrants to purchase shares of common stock; and (iv) 2,790,321,072 shares issuable upon conversion of the 1,457,848 shares of Series B Preferred held by Mr. Keen, including Mr. Keen’s prorated ownership of shares held by Carlton James North Dakota Ltd. Victor Keen is a Co-Chairman of the Company’s Board of Directors.

(4)	Represents 178,366 shares owned by Mr. Robinson, 999 shares in Mr. Robinson’s IRA, 43,061 shares owned by Robinson, Freeman, PC, a corporation of which Mr. Robinson owns a 50% interest, and 164,165,694 shares issuable upon conversion of the 85,771 shares of Series B Preferred held by Mr. Robinson. Ronald Robinson is our Chief Financial Officer.

(5)	Represents 2,722,303,254 shares issuable upon conversion of 1,422,311 shares of Series B Preferred held by Mr. Calton, including Mr. Calton’s prorated ownership of shares held by Carlton James North Dakota Ltd. Simon Calton is the Co-Chairman of the Company’s Board of Directors.

(6)	Represents 3,007,062,432 shares issuable upon conversion of 1,571,088 shares of Series B Preferred held by Mr. Anderson. Dennis Anderson is a Director on the Company’s Board of Directors.

(7)	Represents 1,093,475,856 shares issuable upon conversion of 571,304 shares of Series B Preferred held by Mr. Dombrowski. Ronald Dombrowski is a Director on the Company’s Board of Directors.

(8)	Represents 5,000,000 shares owned by Mr. Frietag and 85,515,606 shares issuable upon conversion of 44,679 shares of Series B Preferred held by Mr. Frietag. Doug Frietag is the Company’s Chief Executive Officer and a Director on the Company’s Board of Directors.

(9)	Represents 2,278,077,252 shares issuable upon conversion of 1,190,218 shares of Series B Preferred held by Carlton James North Dakota Ltd. Shares held by Carlton James North Dakota Ltd., are controlled by all of its members.

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NO DISSENTER’S RIGHTS

Our stockholders have no rights under Oklahoma Act, our Amended Certificate of Incorporation or our Bylaws to exercise dissenters’ rights of appraisal with respect to the Name Change, the Symbol Change or the Reverse Stock Split.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon by our stockholders.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Notice and Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Notice and Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ADDITIONAL INFORMATION

We file reports with the SEC, which include annual and quarterly reports, as well as other information the Company is required to file pursuant to the 1940 Act and the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we received contrary instructions from one or more of the stockholders. We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by sending a written request to us at 3DIcon Corporation, 6804 South Canton Avenue, Suite 150, Tulsa, Oklahoma 74136, or by calling us at (918) 494-0505. A stockholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of the Company.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Notice and Information Statement are “forward-looking statements” within the meaning of applicable federal securities laws. You can identify forward-looking statements by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will,” “guidance,” “forecast,” “plan,” “continues,” “outlook” and similar expressions which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous important known and unknown risks and uncertainties and you are cautioned not to place undue reliance on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and that we may not be able to realize.

Although the Company believes that the forward-looking statements contained in this Notice and Information Statement are reasonable, it cannot, and we do not, guarantee that the transactions and events described will happen as described (or that they will happen at all) or that the anticipated results will be achieved.

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The forward-looking statements included in this Notice and Information Statement are made only as of the date of this Notice and Information Statement. All written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  The Company’s future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements contained in this Notice and Information Statement. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including, among other things, factors that have been discussed in previous public reports and other documents filed by the Company with the SEC. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise unless required by law.

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As a matter of regulatory compliance, we are sending you this Notice and Information Statement which describes the purpose and effect of the above corporate actions. Your vote or consent to the above corporate actions is not required and is not being solicited in connection with this action. This Notice and Information Statement is intended solely to provide our stockholders information required by the rules and regulations of the Exchange Act and the Oklahoma Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Dated: March 7, 2017	3DICON CORPORATION

By order of our Board of Directors,

/s/ Victor Keen
Victor Keen, Co-Chairman

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